EXHIBIT 10.1

FOURTEENTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF MARCH 27, 2019
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
AND ROYAL BANK OF CANADA,
AS CO-SYNDICATION AGENTS,
COMPASS BANK AND SG AMERICAS SECURITIES, LLC,
AS CO-DOCUMENTATION AGENTS
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC.
AND CAPITAL ONE, NATIONAL ASSOCIATION,
AS JOINT LEAD ARRANGERS AND BOOKRUNNERS

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 27, 2019, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, that certain Twelfth Amendment dated as of May 4, 2018, that certain Thirteenth Amendment dated as of October 29, 2018, and as otherwise further amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section and article references in this Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02: Section 1.02 is hereby amended by adding, amending or restating, as the case may be, the following terms in the appropriate alphabetical order as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, that certain Twelfth Amendment dated as of May 4, 2018, that certain Thirteenth Amendment dated as of October 29, 2018, that certain Fourteenth Amendment dated as of March 27, 2019, and as the same may from time to time be further amended, modified, supplemented or restated.
“Swing Line Commitment” means the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.10 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.
2.2    Amendment to Section 9.01(b). Section 9.01(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets of the Borrower and the Restricted Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash derivative assets under ASC 815 (other than those Hedge Agreements set forth on Schedule 9.01(b)) and any non-cash deferred income tax assets arising from the application of ASC 815 to (ii) consolidated current liabilities of the Borrower and the Restricted Subsidiaries (excluding (A) non-cash derivative liabilities under ASC 815 and any deferred non-cash income tax liabilities arising from the application of ASC 815, (B) current maturities and outstanding Swing Line Loans under this Agreement, (C) the non-cash effects, if any, of any stock option re-pricing accrual and (D) any Additional Consideration), in each case determined in accordance with GAAP, to be less than 1.00 to 1.00. For purposes of determining the Borrower's compliance with this Section 9.01(b), the Borrower's options to acquire mineral interests and leases under agency agreements (x) with independent third parties that are not Affiliates or subsidiaries of any Credit Party or (y) with Affiliates of any Credit Party in connection with joint ventures or other transactions approved by an independent committee of the Borrower's board of directors will be excluded from the calculation of consolidated current liabilities. Any reference in the foregoing to ASC 815 shall include any replacement thereof.”

Section 3.    Borrowing Base. From and after the Amendment Effective Date, the Borrowing Base is $1,350,000,000 and the Aggregate Elected Commitment Amount is

$1,250,000,000, which Borrowing Base and Aggregate Elected Commitment Amount shall remain in effect until with respect to the Borrowing Base, the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement and with respect to the Aggregate Elected Commitment Amount any adjustment pursuant to Section 2.07A. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination for May 1, 2019. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement. Pursuant to Section 2.07A(b)(v) of the Credit Agreement, Annex I to the Credit Agreement is hereby amended as set forth on Annex I to this Amendment.
Section 4.    Assignments and Reallocations. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Elected Commitment Amounts. The Administrative Agent and the Borrower hereby consent to such reallocation and assignments of the Maximum Credit Amounts and Elected Commitment Amounts. On the Amendment Effective Date and after giving effect to such reallocations and assignments, the Maximum Credit Amount and Elected Commitment Amount of each Lender shall be as set forth on Annex I of this Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation and assignments, each Lender shall be deemed to have acquired the Maximum Credit Amount and Elected Commitment Amount allocated to it from each of the other Lenders and pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G to the Credit Agreement as if each such Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with the assignments in this Amendment and for purposes of such assignments only, the Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii)(C).
Section 5.    Conditions Precedent. This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Amendment Effective Date”):
5.1    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including a fee paid to the Administrative Agent for the benefit of each Lender on a pro rata basis equal to thirty (30) bps of the amount (if positive) by which such Lender’s Elected Commitment Amount in effect on the Amendment Effective Date exceeds such Lender’s Elected Commitment Amount immediately prior to the Amendment Effective Date.
5.2    The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
5.3    The Administrative Agent shall have received, for each Lender that request such, an executed Note reflecting its Maximum Credit Amount as set forth on Annex I hereto.

5.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
5.5    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment (i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.3    Loan Document. This Amendment is a Loan Document.
6.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ David L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GUARANTORS:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (PERMIAN) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

By: /s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Robert James
Name: Robert James
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ Joseph Cariello
Name: Joseph Cariello
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE,
as a Lender

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMPASS BANK,
as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By: /s/ Marc Graham
Name: Marc Graham
Title: Managing Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Michaela Braun
Name: Michaela Braun
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

IBERIABANK,
as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/ Brett Alsop
Name: Brett Alsop
Title: Portfolio Manager

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMERICA BANK,
as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Portfolio Manager

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

REGIONS BANK,
as a Lender

By: /s/ Miles Matter
Name: Miles Matter
Title: Vice President

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SUNTRUST BANK,
as a Lender

By: /s/ Nina Johnson
Name: Nina Johnson
Title: Director

Signature Page to Fourteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ANNEX I

LIST OF APPLICABLE PERCENTAGES, MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment Amount
Wells Fargo Bank, National Association	7.378%	$147,552,000.00	$92,220,000.00
Capital One, N.A.	7.050%	$141,000,000.00	$88,125,000.00
Citibank, N.A.	7.050%	$141,000,000.00	$88,125,000.00
ABN AMRO Capital USA LLC	5.460%	$109,200,000.00	$68,250,000.00
BMO Harris Bank, N.A.	5.460%	$109,200,000.00	$68,250,000.00
Compass Bank	5.460%	$109,200,000.00	$68,250,000.00
Credit Agricole Corporate and Investment Bank	5.460%	$109,200,000.00	$68,250,000.00
Goldman Sachs Bank USA	5.460%	$109,200,000.00	$68,250,000.00
PNC Bank National Association	5.460%	$109,200,000.00	$68,250,000.00
Royal Bank of Canada	5.460%	$109,200,000.00	$68,250,000.00
Societe Generale	5.460%	$109,200,000.00	$68,250,000.00
The Bank of Nova Scotia, Houston Branch	5.460%	$109,200,000.00	$68,250,000.00
Bank of America, N.A.	4.060%	$81,200,000.00	$50,750,000.00
Credit Suisse AG, Cayman Islands Branch	4.060%	$81,200,000.00	$50,750,000.00
Iberiabank	4.060%	$81,200,000.00	$50,750,000.00
KeyBank National Association	4.060%	$81,200,000.00	$50,750,000.00
SunTrust Bank	4.060%	$81,200,000.00	$50,750,000.00
Comerica Bank	3.340%	$66,800,000.00	$41,750,000.00
Regions Bank	3.340%	$66,800,000.00	$41,750,000.00
Associated Bank, N.A.	2.402%	$48,048,000.00	$30,030,000.00
TOTAL	100.00%	$2,000,000,000.00	$1,250,000,000.00

ANNEX I